Exhibit 10.1

Uhde

March 5, 2012

Mr. Gerald R. Cysewski, Ph.D.

Cyanotech Corporation

73-4460 Queen Kaahumanu Hwy. Suite 102

Kailua-Kona, HI 96740

Re:        200 Litre 1000 bar SFE Production Plant

Uhde Ref. No. 54-96-01304, Rev. 03

Dear Dr. Cysewski:

We are enclosing our revised quotation for skid-mounted 200 litre 1000 bar SFE production plants with different quantities of extractors, two separators and a C02 recirculation system and we hope that it will meet with your requirements.

If you require further information, please do not hesitate to contact us. We will be glad to give expert advice at any time.

Best regards,

Uhde Corporation of America

/s/ Eric S. Lipscomb
Eric S. Lipscomb
Vice President, Finance & Administration

1304/Proposal Rev03 03052012
Enclosures

Uhde Corporation of America

A company of ThyssenKrupp USA,Inc.

1370 Washington Pike

Bridgeville, PA  15017

Telephone:(412) 257-8277  Fax:(412)257-8344

E·mail:  uhde@thyssenkrupo.com

www.uhde-corporatlon.com

Supercritical Fluids  Extraction Production Plant

for

HIGH PRESSURE EXTRACTION OF NATURAL PRODUCTS

using

SUPERCRITICAL C02

prepared for

CYANOTECH CORPORATION

(CLIENT)

by

UHDE CORPORATION OF AMERICA

(UHDE)

Uhde Ref. No. 54-96-01304, Rev. 03

TABLE OF CONTENTS

1	Commercial Part	4
1.1	1x 200L SFE Production Plant	4
1.2	2x 200L SFE Production Plant	4
1.3	Packaging and Shipment	4
1.4	Start-up Assistance	4
1.5	Optional later Addition of second Extractor	4
1.6	Optional later Addition of third Extractor	5
1.7	Packaging and Shipment	5
1.8	Site Assembly and Re-commissioning	5
2	Technical Part	8
2.1	Intended Use	8
2.2	Design and Quality Criteria	8
2.3	Operating Data	9
2.4	Technical Data	9
3	Scope of Supply and Services	11
3.1	200L SFE Production Plant’s Equipment	11
3.2	Scope of Services	14
4	Exclusions	17
5	Start-up Assistance	18
6	Plant Revamp	18
Attachments		19

1	Commercial Part

1.1	1x 200L SFE Production Plant
*** *** *** *** ***

	Price:	***

1.2

2x 200L SFE Production Plant

comprising two extractors (30C1001 & 30C2001), (two separators), (C0)2 (buffer tank), (C0)2 (pump), (heat) exchangers, corresponding piping and valves, instrumentation & control system and steel structure, as per technical description, PFD & Equipment List

	Price:	***

1.3	Packaging and Shipment
Packaging and shipment of the equipment (item 1.1 or 1.2), DAP Kailua-Kona, HI 96740, U.S.A. acc. to INCOTERMS 2010

	Price:	***

1.4	Start-up Assistance
for item 1.1 or 1.2; personnel provision and duration as described in paragraph 5 ,Start-up Assistance”, excl. accommodation and local transport

	Price:	***

1.5	Optional later Addition of second Extractor
*** *** *** ***

	Price:	***

*** Information has been redacted, but filed confidentially with the Commission together with an Application for Confidential Treatment and Nondisclosure of Information Contained in a Material Contract. **

1.6	Optional later Addition of third Extractor
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	Price:	-*

1.7	Packaging and Shipment
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	Price:	-*

1.8	Site Assembly and Re-commissioning
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	Price:	-*

Pricing:	Prices are net (excl. VAT), EXW Hagen, Germany (INCOTERMS 2010) and do not include any provision for packaging and taxes outside of Germany or any duties / customs.

All payments can be in done in USD based on the above prices in EUR and the official exchange rate locked at date of coming into force of the P.O.

Accommodation and local transport of UHDE personnel during site services to be provided by CLIENT free of charge.

Validity:	Above prices are valid until March 31st, 2012. After this date prices are subject to our written confirmation.

***  Information has been redacted, but filed confidentially with the Commission  together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

Delivery of Equipment (EXW):	Item 1.1 11.2:
14 months after date of our order acknowledgement. Please note that any delay in receiving the down payment or in opening / receiving the L/C will result in an analogous delay of the delivery time.

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Commissioning:	Completion of Commissioning of item 1.1 or 1.2 is anticipated 1 1/2 months after equipment arrival at site.

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Payment terms:	30 % down payment on receipt of our order acknowledgement, due 30 days after invoice date.

20 % progress payment on presentation of unpriced copies of P.O. for the extractor forgings, but latest 2 months after our order acknowledgement, due 30 days after invoice date.

20 % progress payment 6 months after our order acknowledgement, due 30 days after invoice date.

30% by irrevocable letter of credit to be opened in our favor with and confirmed to us by our bank. All commissions and charges in connection with the L/C are to be borne by CLIENT. Partial shipment must be allowed. The L/C must be opened within 6 months from the date of our order acknowledgement. Please note that the latest date of shipment of the L/C must exceed the latest anticipated Completion of Commissioning date by 2 months, at least. The validity of the L/C must exceed the latest date of shipment of the L/C by 1 month, at least.

10 % shall be payable on presentation of the unpriced bill of delivery of the extractor forgings
10% shall be payable on presentation of the shipping documents / notification of readiness for dispatch
10% shall be payable on presentation of the acceptance certificate, latest 3 months after delivery of the equipment against invoice

***   Information has been redacted, but filed confidentially with the Commission  together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

Warranty:

In case of defects attributable to UHDE, UHDE at its own discretion will repair or replace the defect parts. Further claims for warranty such as but not limited to repudiation or cancellation of the contract, reduction of the purchase order price, compensation for damage are excluded. The warranty does not cover wear and tear and disregard of UHDE’s operating instructions. The warranty period is 12 months after commissioning of the equipment, however, limited to 16 months after delivery.

Liability:

UHDE’s aggregate liability in connection with this agreement (including but not limited to indemnification) is limited to defects of items or services supplied by UHDE and up to a value of 15% of the purchase order (100% in case of warranty). In case of parts supplied by the client the liability is limited to the services rendered by UHDE. Under no circumstances (contract, tort or otherwise) UHDE shall be liable for any consequential or indirect damage such as but not limited to loss of production, loss of profit, etc.

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Cancellation:

If the extraction test specified in paragraph 3.2.1 does not confirm the specified targeted results for the given process parameters or could not be carried out within 6 weeks after order placement for reasons attributable to UHDE, CLIENT may cancel the equipment order at no charge.

If not cancelled within 6 weeks after order placement the order shall be considered as firm.

Other Terms and Conditions:	Other terms and conditions not stated herein shall be in accordance with UHDE’s “General Conditions of Sale”.

***  Information has been redacted, but filed confidentially with the Commission  together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

2      Technical Part

2.1      Intended Use

The offered SFE production plant is intended for the extraction of natural solid substances, such as but not limited to *** algae meal (***), with supercritical C0 2 as solvent. *** can be collected in the two separators ***.

The SFE plant is *** equipped with *** two *** extractors (item 1.2) ***, two separators***, the required C02 pump for pressurization and circulation, C02 buffer tank as well as appropriate heat exchangers, piping, valves, and measuring and control equipment. The equipment is pre-installed on rigid steel skids. The maximal number of extractors being considered in the origin plant design is three.

The plant requires supply of heating and cooling fluids to adjust the temperature of the process sections. Electric power, liquid C02 and pressurized/instrument air need to be supplied by CLIENT when the equipment is installed at site.

2.2      Design and Quality Criteria

Design and calculation in accordance with ASME VIII code.

Pressure bearing parts with mill certificates acc. to ASME I ASTM I EN 10204.

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The durability of the other components is in accordance with common technical standards. Machines such as pump, actuators, etc. meet the VDMA regulations.

All parts in contact with the process fluid are made of***.

All other parts are sandblasted (SA 2 1/2 DIN 55928 part 4) as far as possible and provided with 1 prime and 1 finish coat.

Parts that cannot be painted for functional reasons have to be protected against corrosion within the scope of maintenance work.

Electrical components will be provided with UL or similar certificates as far as possible but without any ex-protection.

***  Information has been redacted, but filed confidentially with the Commission  together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

2.3	Operating Data

2.3.1	***
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2.3.3	Condensation
		Pressure:	60 bar
		Temperature:	22 [o]C

2.4	Technical Data

2.4.1	***
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2.4.2	Size / Weight Estimate Item 1.1 / 1.2
	Module 1:	Length X Width X Height:	~ 6,0 X 2,4 X 2,6 m
		Weight:	~10/12 t
	Module 2:	Length X Width X Height:	~ 4,0 X 1,8 X 2,6 m
		Weight:	~4 t

Please, note that the capacity data for the heat exchangers  in the Equipment Lists are only non-binding estimates.

***  Information has been redacted, but filed confidentially with the Commission  together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

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2.4.4	Site Requirements
		Ambient temperature:	10-40 [o]C
Installation inside closed building with HVAC
No ex-protection has been considered.

***   Information has been redacted, but filed confidentially with the Commission  together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

3      Scope of Supply and Services

The scope of supply of item 1.1 & 1.2 is in accordance  with the enclosed Equipment Lists. The attached Process Flow Diagrams reflects item 1.2 and item 1.2 ***.

3.1    200L SFE Production Plant’s Equipment

3.1.1       CO2 Pump 20P1001

The pump is used for the filling and pressurization of the extractor(s) with C02 and the recirculation of the solvent***.

3.1.2         Extractors 30C1001 / 30C2001 / 30C3001

The extractors are vertically installed. They*** allow access to the entire vessel’s internal diameter.

For a safe operation of the extractors, the quick-acting clamp closures are equipped with safety interlocks, which ensure that the extractors cannot be opened while under pressure.

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3.1.3         Separator 40S1001

The separator is vertically installed. ***

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3.1.4         Separator 40S2001

The separator is vertically installed. ***

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***   Information has been redacted, but filed confidentially with the Commission  together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

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3.1.5     CO2 Tank 2001001

The C02 tank allows to buffer C02 ***. It is equipped with a manhole and lid swiveling device.

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3.1.7     Piping & Valves

Piping to connect all equipment within UHDE’s scope of supply. ***

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3.1.8     Steel Structure

The plant equipment will be pre-installed on two or three steel skids.

The design of the extractor skid considers already the (later) optional installation of max. three extractors in total.

The control cabinet will be installed separately, the control PC shall be installed in a separate control room.

3.1.9

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***   Information has been redacted, but filed confidentially with the Commission  together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

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***   Information has been redacted, but filed confidentially with the Commission  together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

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3.2    Scope of Services

Along with the SFE production plant, a complete English documentation (in triplicate) will be supplied***:

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3.2.2     Process Engineering

•             Process description

•             Heat and material balances

•             Equipment List and equipment data sheets

•             Specification of utility requirements

•             Plant operating and safety manual

3.2.3     Piping Design

•             P&l Diagrams

•             Plant layout and arrangement

•             Piping drawings (general arrangement)

•             Line list

***   Information has been redacted, but filed confidentially with the Commission  together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

•             List of piping material (material take-off)

•             List of insulation (material take-off)

3.2.4     Mechanical Engineering

•             Mechanical specification of equipment

•             Equipment drawings

•             Strength calculation of equipment

•             Operating and maintenance manuals

•             Approval of manufacturer’s  drawings

3.2.5     Electrical Engineering

•             One-line diagrams

•             Specification of electrical equipment

•             List of electrical equipment (material take-off)

•             Approval of manufacturer’s  drawings / specifications

3.2.6     Instrumentation and Control Design Engineering

•             Specification of instrumentation and control unit

•             Instrumentation loop and installation drawings

•             List of instrumentation materials (material take-off)

3.2.7     Structural Steel

•             General layout

•             Foundation locations, sizes and loadings

•             Preliminary material take-off

3.2.8     Procurement

•             Purchasing of all equipment and material within the Scope of Supply

•             Inspection and quality control of all equipment and material within the Scope of Supply

3.2.9     Pre-assembly

•             Pre-assembly (on transportable skids) of all piping, instrumentation  & electrical components at UHDE

3.2.10   Start-up Assistance

•             Supervision of commissioning  and start-up

•             Operation & maintenance  training of CLIENT’s personnel during commissioning

•             Test run

•             Issuing and signing of the hand-over protocol

3.2.11   Plant Revamp (Option)

•             Site Assembly of additional extractor into existing plant

•             Re-programming of control system

•             Re-commissioning

***   Information has been redacted, but filed confidentially with the Commission  together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

•             Issuing and signing of the hand-over protocol

3.2.12    Project Management

•             Obtaining of all relevant authority approvals for individual items of equipment and material according to the scope of supply

•             Coordination between CLIENT and UHDE

•             Issue of progress and status reports

***   Information has been reclactecl, but filed confidentially with the Commission together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

4      Exclusions

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***   Information has been redacted, but filed confidentially with the Commission together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract.**

5      Start-up Assistance

The plant (item 1.1 /1.2) will be supplied in transportable  skid mounted modules, the piping and instrumentation being pre-assembled. The plant will be mounted in the building provided by the CLIENT and connected to CLIENT’s utilities by CLIENT’s personnel.

After installation of the plant, commissioning  and start-up will take place. This work will be carried out by CLIENT under supervision  of UHDE experts.

During commissioning  CLIENT’s personnel will be trained for operation and maintenance of the plant.

For the supervision of commissioning  and start-up of the plant, the following UHDE personnel will be delegated:

1 Process engineer	2 weeks
1 Electrical & instrumentation engineer	2 weeks

CLIENT provides to UHDE’s personnel free of charge access to an office nearby to the plant with working telephone, ideally also with internet connection.

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***   Information has been redacted, but flied confidentially with the Commission together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

Attachments

Equipment Lists Process

Flow Diagrams General

Conditions of Sale Site

Service Condition

***   Information has been redacted, but filed confidentially with the Commission together with an Application for Confidential Treatment and Nondisclosure of Information Contained In a Material Contract. **

Cyanotech Corporation 2x 200L SFE PRODUCTION PLANT LIST OF EQUIPMENT	UKN: 21110717 29.07.2011 PAGE: 1/3

TON	Name	Pcs.	Technical Data			Fluid	Material	Drive	Remarks
30C1001 30C2001	Extractor	2	Operating Conditions Pressure: Temperature: Gross volume:	*** *** 200	bar °C l	CO2	S.S.*		Design pressure: Design temperature: ***	*** ***	bar °C
	***	***	***	***	***	*** ***	***		*** ***
40S1001	Separator	1	Operating Conditions Pressure: Temperature: Gross volume: ***	*** *** *** ***	bar °C 1 ***	CO2 *** ***	S.S.*		Design pressure: Design temperature: *** ***	*** ***	bar °C
40S2001	Separator	1	Operating Conditions Pressure: Max. temperature: Gross volume: ***	*** *** *** ***	bar °C 1 ***	CO2 *** ***	S.S.*		Design pressure: Design temperature: *** ***	*** ***	bar °C
20D1001	CO2 Vessel	1	Operating Conditions Pressure: Temperature: Gross volume:	60 22 ***	bar °C 1	CO2	***		Design pressure: Design Temperature: *** ***	*** ***	bar °C
20P1001	CO2 Pump	1	Operating Conditions Pressure, in: Pressure, out: Temperature, in: Flow rate: Electric power:	60 *** *** *** ***	bar bar °C *** KW	CO2	S.S.*	***	*** *** ***
***	***	***	Operating Conditions *** *** *** *** *** *** ***	*** *** *** *** *** *** ***	*** *** *** *** *** *** ***	***	S.S.*		Design pressure: Design temperature: ***	*** ***	bar °C

Rev Date	0 29.07.2011

***Information has been redacted, but filed confidentially with the Commission together with an Application for Confidential Treatment and Nondisclosure of Information Contained in a Material Contract.***

Cyanotech Corporation 2x 200L SFE PRODUCTION PLANT LIST OF EQUIPMENT	UKN: 21110717 29.07.2011 PAGE: 2/3

TON	Name	Pcs.	Technical Data			Fluid	Material	Drive	Remarks
***	***	***	Operating Conditions *** *** *** *** *** *** ***	*** *** *** *** *** *** ***	*** *** *** *** *** *** ***	***	S.S.*		Design pressure: Design temperature: ***	*** ***	bar °C
***	***	***	Operating Conditions *** *** *** *** *** *** ***	*** *** *** *** *** *** ***	*** *** *** *** *** *** ***	***	S.S.*		Design pressure: Design temperature: ***	*** ***	bar °C
***	***	***	Operating Conditions *** *** *** *** *** *** ***	*** *** *** *** *** *** ***	*** *** *** *** *** *** ***	*** *** ***	S.S.*		Design pressure: Design temperature: ***	*** ***	bar °C
***	***	***	Operating Conditions *** *** *** *** *** *** ***	*** *** *** *** *** *** ***	*** *** *** *** *** *** ***	*** *** ***	S.S.*		Design pressure: Design temperature: ***	*** ***	bar °C

Rev Date	0 29.07.2011

***Information has been redacted, but filed confidentially with the Commission together with an Application for Confidential Treatment and Nondisclosure of Information Contained in a Material Contract.***

Cyanotech Corporation 2x 200L SFE PRODUCTION PLANT LIST OF EQUIPMENT	UKN: 21110717 29.07.2011 PAGE: 3/3

TON	Name	Pcs.	Technical Data			Fluid	Material	Drive	Remarks
***	*** ***	***	*** *** *** *** *** ***	*** *** *** *** ***	*** *** *** *** ***	***	***		*** *** ***
***	*** ***	***	*** *** *** *** *** ***	*** *** *** *** ***	*** *** *** *** ***	*** ***	***		*** *** *** ***
***	*** ***	***	*** *** *** *** *** ***	*** *** *** *** ***	*** *** *** *** ***	*** ***	***		*** ***
PI	Piping		Piping and valves acc. to process flow diagram, *** *** *** *** Safety valves for all apparatus acc. to design code.
EMC	Electric, Measuring and Control components		Pump motor, *** Low voltage distribution system, *** Pressure, temperature and flow controls acc. to the process flow diagram *** *** *** ***
ST	Steel Structure		Steel structure to bear all process equipment and instrumentation (***). Steel structure made of coated carbon steel.

Rev Date	0 29.07.2011

***Information has been redacted, but filed confidentially with the Commission together with an Application for Confidential Treatment and Nondisclosure of Information Contained in a Material Contract.***

Uhde High Pressure Technologies

GENERAL CONDITIONS OF SALE

1.                                         Bids

1. The following General Conditions of Sale shall only apply insofar as no contrary stipulations are contained in the bid.

2.   All documents and information that form part of the bid such as illustrations, drawings, weights and dimensions shall be considered provisional only, unless they have been expressly designated as being final. The vendor reserves his title and copyrights to all cost estimates, drawings and other documents.

They may not be made available to a third party even after completion or termination of the contract and may be used only within the scope of said contract.

II.                                    Scope of supplies

1. The scope of supplies shall be as specified in the vendor’s written order acknowledgement.

2.  In the event that the vendor submits a bid containing a time limit and this is accepted within the specified time, the bid shall be decisive for the scope of supplies if no acknowledgement is received from the vendor in due time.

Ill.                                   Price and payment

1. Prices quoted shall be ex works excluding packing, unless otherwise agreed upon. V.A.T.  at the legally applicable rate shall be added to these prices.

2. Unless otherwise stipulated in the purchase contract, payments shall be made without deductions directly to the vendor’s bankers.

The terms of payment are normally as follows:

1/3 down-payment on receipt of order acknowledgement,

1/3 as soon as the customer has been informed that the major parts ordered are ready for shipment,

1/3 within 30 days after the second payment.

3.  The vendor is entitled to demand a surety for payments due at a later date or for deferred payments.

4. In case of an increase of material prices, wages and other expenses which may occur after the order has been placed, the vendor reserves the right to adjust prices in accord acne with the escalation clause stipulated in the contract.

5. If the customer is in arrears with his payments, the vendor may suspend the fulfillment of his obligations until the outstanding payments have been effected, or he may fix a time limit for these payments and, if this expires without payment having been made, terminate the contract. If the vendor terminates the contract, then he is entitled to compensation that corresponds to all the expenses he has incurred and services he has rendered to date. If, however, the customer is responsible for a delay in payment, then the vendor is entitled to the total contract price, less expenses not yet incurred.

6. The customer is not entitled to withhold or offset payments on account of possible counterclaims contested by the vendor.

IV.                                  Time of delivery

1. The time of delivery commences on the date when the order acknowledgement is dispatched, but not before the customer has furnished the necessary documents, permits and approvals, nor until the receipt of the agreed down-payment.

2.  The material is considered to have been delivered on schedule if it has been dispatched from the manufacturer’s works before the expiry of the stipulated time of delivery or if notice of readiness for dispatch has been given.

3. Partial deliveries shall be permitted.

4. The time of delivery shall be extended by a reasonable period in the event of measures taken within the framework of labour disputes, particularly strikes and lock-outs, as well as if unforeseen difficulties arise that are beyond the control of the vendor provided that it can conclusively be proved that these difficulties had a considerable influence on manufacture or delivery. This also applies if the difficulties occur in subcontractors’ works. The conditions described above are likewise not the responsibility of the vendor if they occur during an already existing delay. In important cases, the vendor shall notify the customer as soon as possible of the beginning and termination of such difficulties.

5. If the customer has a proven financial loss because of a delay in delivery imputable to the vendor, then the customer may claim compensation therefore, to the exclusion of all other claims. This compensation shall not exceed % % for each full month of delay and 5 %of the total value of the portion of the delivery which due to the delay cannot be used at the time, or for the purposes, stipulated in the contract.

6. If shipment is delayed for reasons attributable to the customer, the costs incurred for storage shall be invoiced to him. If such material is stored on the vendor’s premises, the customer will be invoiced with at least Y, % of the invoice value for each month after the date the material was ready for dispatch.

The vendor reserves the right, after having set an appropriate time limit and after this period has elapsed to dispose of the material at his own discretion and to effect delivery at a reasonably later date.

7. The observation of the delivery time implies the fulfillment of the contractual obligations on the part of the customer.

V.                                       Passing of risk and taking of delivery

1. The risk shall pass to the customer, at the latest, on dispatch of the material to be sup plied. This also applies to partial deliveries or if the vendor has assumed other obligations such as transportation costs, conveyance or erection. At the request of the customer, each shipment will be insured by the vendor at the customer’s expense against any damage that occurs due to breakage, fire and water, or in transit.

2. If dispatch is delayed for reasons beyond the vendor’s control, the risk will pass to the customer on the day of notification that the shipment is ready for dispatch. The vendor, however, is obliged to obtain appropriate insurance cover at the request and expense of the customer.

3.  Without prejudice to his rights under Clause VII, the customer shall take delivery of all material delivered even if it exhibits insignificant defects.

4. The International Rules for the Interpretation of Commercial Terms (INCOTERMS 1953) shall apply for additional clarification of these General Conditions of Sale.

VI.                                  Retention of title

1. The vendor retains the title to the material supplied until all payments under the contract have been received. The customer is responsible, at his own expense, for compliance with particular conditions and regulations of his country governing the validity of the title.

2.  The vendor is entitled to arrange, at the customer’s expense for insurance covering any damage to the ordered material by fire, water and other causes, unless the customer has already obtained insurance  cover for these materials and produced sufficient proof thereof.

3. The customer shall not have the right to pledge or transfer any title to the material supplied as collateral surety. In case of seizures and distrait or any other warrant by a third party, the customer shall immediately inform the vendor accordingly.

4.  In the event that the customer acts in a way contrary to the provisions of the contract, particularly in the event of a delay in payment, the vendor is entitled to repossess the goods after giving notice thereof, and the customer is obliged to surrender them.

The assertion of retention of title and the vendor’s seizure of the material shall not be considered as a withdrawal from the contract unless the law covering deferred terms of payment is applied. In the case of an international transaction, the vendor reserves the right to stipulate appropriate additional or deviating provisions under the legislation of the country concerned, in order to secure the title to the material.

VII.                             Guarantee

The vendor guarantees the use of satisfactory material and the correct design and fabrication of the equipment and machinery to be supplied.

The liability of the vendor, which includes his responsibility for characteristics expressly guaranteed, shall be limited as follows, to the exclusion of any further claims:

1. The vendor shall at his own discretion and at no cost to the customer either repair or replace any parts, which have become unserviceable or whose serviceability has been greatly impaired due to incorrect design, faulty material or poor workmanship within 6 months (3 months if in continuous day and night operation) dating from the first day of utilization, providing these defects become apparent during this period. The vendor must be notified of these defects in writing without delay. Any parts replaced shall become the property of the vendor.

In the event of a breakdown in plant operation caused by circumstances that are the responsibility of the vendor, the guarantee period for those parts that cannot be used due to such stoppage shall be extended by the period of the stoppage.

If shipping, erection or start-up is delayed for reasons not attributable to the vendor, the liability will expire at the latest 12 (twelve) months after the passing of risk.

2. The vendor’s liability for failure to reach the guaranteed performance or consumption figures shall be limited to making the necessary improvements without charge, insofar as such failure can be proved to be due to faults imputable to the vendor. The vendor is considered to have met all his liabilities with respect to performance and consumption figures on the successful completion of the performance test run or, if no performance test run takes place, on acceptance of the plant by the customer.

3. The guarantee of any material that is not provided by the vendor is limited to the particular guarantee given by its manufacturer.

4. If the vendor supplies drawings or other documents for work to be executed by the customer, the vendor shall not be liable for any faults attributable to such drawings or documents except where such drawings or documents are supplied against the payment of a fee, in which case the vendor’s liability shall be limited to half the amount of such fee.

5. The customer’s right to raise claims for defects shall lapse within 6 (six) months from the date on which a notification in due form was made, or on expiry of the guarantee period whichever is later.

The customer may demand a corresponding reduction of the contract price if the vendor, through hi own fault, fails to correct any defects under items 1 or 2 above, within a reasonable period allowed by the customer or, if his improvements do not eliminate the defects.

6. No liability will be accepted for defects resulting from one or more of the following causes:

Unsuitable or improper utilization and use of unsuitable or defective material or parts supplied by the customer, improper or incorrect design specified by the customer, incorrect assembly or start-up by the customer or any third party, normal wear and tear, incorrect or negligent treatment, use of inappropriate utilities, inadequate civil works, unsuitable building site, inadequate erection, chemical, electrochemical, or electrical Influences, provided that such causes are not attributable to the vendor.

Furthermore, no liability will be accepted for defects due to corrosion insofar as these can be considered normal under the prevailing conditions

7. The customer shall grant the vendor the required time and opportunity to make such repairs and replacements as the vendor may consider necessary. If the customer fails to do so, the vendor shall be relieved of his liability. The customer shall be entitled to do repair work or have repairs carried out by a third party at reasonable expense to the vendor only in urgent cases where the safety of operation is in danger-in which case the vendor must be immediately notified – or, if the vendor has failed to correct a defect, within a reasonable time.

8. The provisions concerning time of delivery and guarantees shall be applied analogously in case of unsatisfactory repairs or replacements. However, the vendor shall not accept any claim for delays. The guarantee period for the replacement and the repairs (three) months or on expiry of the original guarantee period, whichever is later.

9. The vendor shall be relieved of his liability in the event that the customer or any third party carries out repair work or modifications in an improper manner or without the pre vinous consent of the vendor.

10. If the performance test run or acceptance of the plant by the customer are delayed for reasons not attributable to the vendor, the vendor’s liabilities as listed in items 1 and 2 above will be terminated within 2 months after the expiry of the agreed period, provided a period was agreed upon for these services.

11. The vendor has the right to refuse to correct defects as long as the customer has not met his obligations.

The vendor shall not accept liability for defects that are not mentioned in these General Conditions of Sale or which are not covered by the guarantees expressly agreed upon in the contract, whether they be defects or material or title.

Further claims on the part of the customer, particularly claims in respect of any damage not caused to the goods themselves, are excluded.

VIII.                         Liability for collateral obligations

If, for reasons attributable to the vendor, the material supplied cannot be used in accordance with the contract due to omissions or faults in proposals made or advice given before or after the signing of the contract as well as any other collateral obligations, in particular, instructions for operation and maintenance of the material, the stipulations of Clause VII shall apply, to the exclusion of other claims by the customer.

IX.                                  Impossibility of delivery; customer’s rights

1. If, in consequence of unforeseen events as referred to in Clause IV (4) or due to Force Majeure, the vendor is prevented from executing the contract, be it either wholly or in part, the customer may, in case of complete impossibility and to the exclusion of other rights, terminate the contract and, in case of partial impossibility, demand a reasonable reduction in price.

Should the customer terminate the contract under this clause, the vendor shall be entitled too compensation for all expenses and services rendered by him until such termination.

2, If the impossibility of execution arises through the customer’s fault, or while there is a delay in acceptance of delivery, the customer shall pay the full contract price less any expenses not incurred by the vendor because of such impossibility.

X.                                      Impossibility of delivery; vendor’s rights

The vendor shall have the right to terminate the contract if unforeseen events, or those defined in Clause IV above, considerably modify the economic significance or the scope of services or considerably affect the works of the vendor, or if after conclusion of the contract, the impossibility of its execution is established. The vendor shall then be entitled to compensation for expenses incurred and services rendered by him until such termination.

XI.                                 Taxes and other dues

The prices do not include any present or future taxes, levies and customs duties payable outside the Federal Republic of Germany in connection with the conclusion and/or execution of the contract. The customer shall assume financial responsibility for any taxes, levies or other duties which might be imposed on the vendor and meet any and all formal commitments connected therewith. The same shall apply with regard to the taxes and dues on remuneration for personnel assigned by the vendor to other countries.

XII.                            Plant visits

1. The vendor shall have the right to visit after prior notice, the plants supplied by him when they are in operation, as well as to inform himself of operational results and to show such plants to prospective customers, unless it is proved that such inspection would conflict with the owner’s interests in the observance of secrecy or other essential interests.

2. The customer shall not have the right to allow any third party to inspect any plant supplied by the vendor, unless he has previously obtained the vendor” consent. be considered normal under the prevailing operating conditions.

XIII.                    Assignments of rights

The customer and the vendor may not assign their contractual rights to any third party except by mutual consent. This does not affect the right of the vendor to transfer his claims for payment to financial institutions.

XIV.                Erection and start-up

The conditions for erection and start-up shall be agreed upon separately in each particular case.

XV.                     Jurisdiction

Any disputes arising hereunder shall be settled before a competent Dortmund Court of Law, unless arbitration has been agreed upon in the contract. The vendor also reserves the right to bring a case before a Court of Law at the customer’s legal domicile.

XVI.                 Negotiations with subcontractors

1.  All negotiations with subcontractors shall be conducted by the vendor. As far as direct discussions between the customer and a subcontractor are necessary, they will be initiated by the vendor.

2. If the customer deems it necessary to procure any parts beyond the scope of supplies as outlined in the contract, whether for exchange, modification or replacement purposes, such items shall be procured through the vendor only.

3. This provision shall remain in force until the expiry of the guarantees. Materials which, according to the contract, are to be provided by the customer are excluded from this clause.

XVII.            Miscellaneous

1. With the exception of the rights explicitly granted to the customer under the contract and the General Conditions of Sale, the customer shall have no further rights under this contract, or as a result of any precontractual relations, to demand compensation for property damage.

2. If peremptory right precludes the application of specific conditions, such preclusions shall not affect the validity of the other conditions. The invalid conditions shall be newly interpreted in a sense that will render the desired economic result possible.

3.  The vendor presumes that the customer is in a position to provide all raw materials, feedstock’s, utilities and other auxiliary materials necessary for the continuous operation of the plant in sufficient quantity and quality.

The customer is responsible for ascertaining which restrictions, patents or official regulations constitute a hindrance or might be invoked to hinder the erection of the installation or its continuous operation.

4. Any deviations from these General Conditions of Sale agreed upon between the parties are to be set forth in writing in the contract. Deviations, subsidiary agreements and conflicting provisions of the customer are only effective if they have been explicitly confirmed by the vendor in writing.

2

SITE SERVICE CONDITIONS 2012

valid from 01.01.2012

I.                            Wage Regulations

Mechanical specialist, instrument specialist, welding specialist, quality control specialist

€1,280.00 /Calendar day

Time tor travelling and for preparation and execution of work in contractors   office as well will be considered as “working time”. Normal daily working time is 10.00 hours / day, Monday – Saturday

II.                       Overtime Payment

50%  For working on Saturdays or at night between 8:00PM and 6:00AM.

100%  For working on Sundays or public holidays, except for the following holidays:

150%  For working on New Year’s Day, Easter Sunday and Christmas Day as well as for the night shift of Christmas Eve and New Year’s Eve.

Ill.                    Living Allowances

Per calendar day, including travelling days.

Allowances are based on the lump sums for food and overnight lodging determined by the German Federal Ministry of Finance for each

If evidence can be furnished, the overnight lodging costs exceeding the lump sums will be changed in addition.

IV.                   Travelling Costs

a)  By Plane: At Cost

(Europe: Economy class, outside Europe: Business class)

b)  By Train: At cost, 1st class

c)  By Car:      € 1.10/km in Germany, at cost abroad

d)  Additional Expenses:

for example- cab, mail and telephone, transport costs for luggage. and tools, on presentation of corresponding vouchers.

e)  Alternatively for (De-) mobilization a lump sum fee can be offered.

V.                        Miscellaneous

In addition to the quoted prices, the value added tax to be paid will be charged at the legal percentage valid at the time the assembly work is carried out.

As far as travelling costs are liable to tax, we shall be entitled to take 45 % as taxable percentage to be added to the travelling costs.

If the personnel costs vary during execution of contract because of decrees, tariff agreements or others, we shall be entitled to readjust present conditions.

If special tools, testing and/or measuring instruments are used, we shall be entitled to charge you with an indemnity of 2 % of their value per week.

If our specialists are to take assembling accessories with them, we’ll charge half the express freight charges for the transport of this material.

Uhde High Pressure Technologies GmbH	Geschaft fQh ng:
BuschmOhlenstralle 20, D-58093 Hagen	Andreas BrOcker, Reinhard Villnaw
Tel.: 02331-967-0, Fax: 02331-967-370	Handelsregister. Amtsgericht Hagen HRB-Nr. 3366
WWoN uhde hpt com, jnfo yhde.bpt@thyssenkmpp com	Sitz der Gesellschaft: Hagen

@M001
CO2-Supply
20 C1 001
20 C2 001
40 E1 001
40 S1 001
40 E2 001
40 S2 001
20 E3 001
20 D1 001
20 E1 001
20 P1 001

UHDE High Pressure Technologies	Schutzvermerk ISO 15016 Copyright reserved
	21110717
	PFD SFE Plant
	Cyanotech Corp.
	2x 200 l SFE plant
Zeichnungs-Nr. / Drawing Number	19-012878
Format	A2

CYANOTECH CORPORATION

PURCHASE REQUISITION	Date:	9/4/2012

VENDOR: Uhde Cor oration of America		PHONE:	412.257.8277x212
CONTACT: Eric Lipscomb, email: eric.lipscomb th ssenkrupp		FAX:	412.257.8344

	Qty	Number	Description			For Ref Only: Unit Price (EUR)	Total Purchase Price $US
1	1		Supercritical Fluids Extraction Production Plant			Exch Rate:	1.25840
2			Per March 5, 2012 quotation 54-96-01304, Rev3 attached *
3			Description • Quote Ref	Euro amount	Incr. %
4			1.2-2 x 200L SFE Production Plant	2,441,010 X	101.5%	2,477,625	$3,117,843
5			1.3-Packing and Shipment	27,550 X	101.5%	27,963	$35,189
6			1.4-Start-up Assistance, Quote + 1.5%	53,285 X	101.5%	54,084	$68,060
7
8			*Refer to General Conditions of Sale
9
10						TOTAL	$3,221,093

Purpose or use: Extraction of Haematococcus biomass

Requested delivery date:	November 1, 2013	Ship Via:	Surface Best Way
Dept.#	Capital expense # or Acct.#

For Requisitioner use only:

GMP, FDA or related requirement?	N/A
Certificate of Analysis / Assurance required?	N/A
MSDS sheet(s} required?	N/A
Incoming Inspection required?	YES
Supplier Quality System?	N/A
Other Quality Requirements?	N/A
Spec sheet(sj_?	N/A

End User	Glenn Jensen
Requisitioned	GR Cysewski
Management	/s/ Jolé Deal	/s/ Brent Bailey

For Purchasing Dept. use only:

Date Ordered:	Purchase Order#
Ship date:	Carrier:
F.O.B.	Ref / Confirm:

Form# PU-100   Rev# 6 11107100

Order confirmation 1873564

Date

09/11/2012

Your  reference  no./Date/Name of ordered /Fax

37000706/GiHi I 09/10/2012

Gina Hiben

1  412  257  8344

Our  Order  confirmation no./Division

1873564 I 07

Uhde Corporation  of  America

1370  Washington Pike

BRIDGEVILLE PA 15017

USA

Ship-to  address

Cyanotech Corporation

Suite  102

73-4460 Queen Kaahumanu Hwy

KAILUA-KONA HI   96740

USA

Please refer to  our order no. 1873564 in all correspondence

Dear Sir or Madam

In accordance  with  our  General Conditions  of  Sale we herewith  confirm  based on quotation  no. 21110717 Rev. 4, items  1.2,  1.3  and 1.4  (all  other provisions  remain unchanged  as per mentioned quotation  no. 21110717 Rev. 41:

Item	Qty.	Unit	Material Description		Price per Unit in USD	Total Price in USD

10	1	PC	80-062074
			Vessels	1873564-1
		EXW	Delivery date: 11/01/2013
20	1	PC	80-062075
			Piping	1873564-2
		EXW	Delivery date: 11/01/2013

30	1	PC	80-062076
			EMC	1873564-3
		EXW	Delivery date: 11/01/2013
40	1	PC	80-062077
Delivery date: 11/01/2013
		EXW	FAT	1873564-4
Delivery date: 11/01/2013

50		PC	80-062078
		EXW	Site Services	1873564-5
Delivery date: 11/01/2013

Uhdo High Pressure Technolagioa GmbH	Commorzbonk Dortmund	Exar:utivo Board: Andreas Broeckor
Buschmuahlanstrasss 20, 68093 Hagen, Germany	Bank Codo No. 440 400 37, Acc.No. 350 640 9	(Cholrmanl, Reinhard VMlnow
Tel: +49 2331-967-(), fax: +49 2331-967-370	ISAN: DE11 4404 0037 0350 6409 00	Court of registration: Hogan,HRB no. 3366
www.uhde-hpt.com lnfo@uhde-hpt.com	BIC: CODAOEFF440	Roglsteri!d offlco: Hagen

Order confirmation no./Date
Uhde Corporation of America	1873564 / 09/11/2012

Items total
Order value
Value Added Tax	0.000
Final amount

Terms of delivery

DAP Kailua-Kona

including packing, duty unpaid, according to INCOTERMS 2010

Terms of payment

30% down payment after order acknowledgement

20% progress payment on presentation of unpriced copies of PO for the extractor forgings or latest 2 months after order acknowledgement, whichever comes first

20% progress payment 6 months after order acknowledgement

10% on presentation of the unpriced bill of delivery of the extractor forgings

10% on presentation of the shipping documents/notification of readiness for dispatch

10% on presentation of the acceptance certificate or latest 3 months after delivery of the equipment, whichever comes first

All invoices are due 40 days after the invoice date.

Warranty

In case of defects attributable to Uhde, Uhde at its own discretion will repair or replace the defect parts. Further claims for warranty such as but not limited to repudiation or cancellation of the contract, reduction of the purchase order price and compensation for damage are excluded. The warranty does not cover wear and tear and disregard of Uhde’s operating instructions. The warranty period is 12 months from commissioning of the equipment, however, limited to a maximum of 16 months ·from date of delivery.

Liability

Uhde’s aggregate liability in connection with this agreement (including but not limited to indemnification) is limited to defects of items or services supplied by Uhde and up to a value of 15% of the purchase order (100% in case of warranty). In case of parts supplied by the client the liability is limited to the services rendered by Uhde. Under no circumstances (contract, tort or otherwise) Uhde shall be liable for any consequential or indirect damage such as but not limited to loss of production, loss of profit, etc.

2

Uhde Corporation of America
1370 Washington Pike
Bridgeville, PA 15017
USA

2 x 200L SFE Production Plant
Your Ref.:37000706/GiHi dated 10 September 2012
Customer PO No.:CP0-113655

Total Purchase Order Price (DAP Kailua-Kona, lncoterms 2010):	3,221,092.00

According to the terms of payment the first instalment (30%} is due now.

Total amount:	966,327.60